EXHIBIT 10.16.41+

July 21, 2017
Telenav, Inc.
4655 Great America Parkway, Suite 300
Santa Clara, California 95054

Attn: Michael Strambi, Chief Financial Officer
Re: [*******] Access Agreement
Dear Mr. Strambi,
The purpose of this letter (the “[*******] Access Agreement”) is to confirm our agreement concerning Telenav Inc.’s (“Telenav”) rights to compile, store and enable access solely to HERE [******] Data by certain [******] applications developed by or for [******] (“[******]”) as specified herein.

This [******] Access Agreement references but does not limit Telenav’s license rights to HERE Data for use with certain [******] navigation systems, as further specified in the Territory License No. 11, effective April 3, 2015 (“TL 11”), as amended, including any future amendments to the Territories or scope of data licensed thereunder, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC). (“HERE”). Capitalized terms not otherwise defined herein shall have the meanings as assigned to them in the Agreement and/or TL11, as applicable.

Each party’s obligations, rights and restrictions under this [******] Access Agreement are subject to the terms of the Agreement and TL11, except, however, Sections III, IV, VI, and Exhibit B of TL11 shall not apply and Section V of TL11 shall apply only to the extent provided herein. However, in the event of any conflict between the terms of the Agreement and/or TL11 and the terms of this [******] Access Agreement, the relevant terms of this [******] Access Agreement shall prevail.
Specifically, HERE and Telenav hereby agree as follows:

1.	Term. This [******] Access Agreement is effective as of the date of last signature below and shall continue until April 1, 2019.

2.
License Grant and Permitted Use. Subject to Telenav’s compliance with the terms and conditions herein and the applicable terms and conditions of the Agreement and TL11, during the term of this [******] Access Agreement, HERE hereby grants to Telenav the limited, restricted, non-exclusive, non-transferable, non-sublicensable right and license to compile, copy, distribute, host and store solely the [******] and [******], which shall include the [******] of the HERE Data made available by HERE to Telenav under TL 11 for those Territories as authorized in TL11 as amended, including any future amendments to the Territories and/or scope of licensed data (“HERE [******] Data”) on servers owned or controlled by Telenav (“Telenav Server”) solely for the purpose of providing access to compiled HERE [******] Data via the Telenav Server solely by the “[******]” [******] application as further defined in the [******] Agreement (“[******] Application”) to [******] Application end users for personal use. For clarity and except as otherwise permitted under other agreements between HERE and Telenav, in the event that additional HERE Data is made available on the Telenav Server for any reason, Telenav may not grant access to any HERE Data other than HERE [******] Data solely for use in the [******] Application.

[******] Access Agreement 20JUL2017_CR
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.
License Fee Reports & Due Dates. In connection with the reporting requirements otherwise set forth in Section V.B. of TL11, in each calendar month during the Term, Telenav shall provide a report to HERE that indicates the number of times during such month that any [******] Application has accessed the HERE [******] Data via the Telenav Server. Telenav shall report such instances of [******] Application access as a separate line item in its License Fee Reports to HERE that are otherwise provided to HERE in accordance with TL 11, but shall not provide any vehicle specific reporting with regard to the [******] Applications. Subject to Client’s compliance with the conditions set forth herein, License Fees solely for the use and access of HERE [******] Data by the [******] Application shall be [******].

4.
Obligations Upon Termination. Upon termination or expiration of this [******] Access Agreement, Telenav shall promptly remove the HERE [******]Data from Telenav Servers and immediately terminate access to such HERE [******] Data by the [******] Applications.

5.	This [******] Access Agreement is acknowledged and agreed to by the parties as of the date of the last signature below (the “Effective Date”).

HERE North America, LLC	Telenav, Inc.
By: /s/ Jeannie Lee Newman	By: /s/ Michael Strambi
Name: Jeannie Lee Newman	Name: Michael Strambi
Title: Senior Legal Counsel	Title: Chief Financial Officer
Date: August 7, 2017	Date: July 25, 2017

HERE North America, LLC By: /s/ Neil McTeigue
Name: Neil McTeigue
Title: Senior Legal Counsel
Date: August 7, 2017

[******] Access Agreement 20JUL2017_CR
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.